# Versar Shareholders' Meeting

VERSAR

*A Green Collar Company*





*November 19, 2008*

NYSE Alternext US: **VSR**



**www.versar.com**

# Safe Harbor

This presentation may contain forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements may be significantly impacted by certain risks and uncertainties described herein, and in Versar's Annual Report on form 10-K filed with SEC for the year ended June 27, 2008.



# Versar Mission Statement

Versar is a **global project management company*** delivering construction management, environmental sciences, and engineering infrastructure solutions to public and private customers.

Versar offers specialized abilities in classified and hazardous projects. Our commitment to quality and best value ensures high returns for our customers, employees, and shareholders.

**Listed as #19 on ENR's Top 40 Program Management Firms*
*8 June, 2008**



# Looking to the Future


VERSAR
A “Green Collar” Company

# What Does It Mean?

- The ability to holistically integrate
  - Environment
  - Energy
  - Construction Services
- To focus our efforts on Future "Sustainability"
- Creating and Expanding a Workforce to be more Competitive in future Infrastructure projects.

# Versar, Inc. Overview

FY2008 Annual Revenues of $115.6M

Approximately 475 employees

Headquarters in Springfield, Virginia



19 Office locations

## Domestic Offices

Aberdeen, MD
Baltimore, MD
Chicago, IL
Columbia, MD
Denver CO
Dugway, UT
Gaithersburg, MD
Germantown, MD
Las Vegas, NV
Mesa, AZ
Norfolk, VA
Richmond, VA
Sacramento, CA
San Antonio, TX
Springfield, VA

## International Offices

Baghdad, Iraq
Kabul, Afghanistan
Manila, Philippines
Abu Dhabi, UAE

# Versar Inc. (NYSE Alternext US: VSR), Russell Microcap Index

- **52 Week Price Range:** $2.36 - $7.21 per share
- **Shares Outstanding** ~ 9.1 Million
- **Market Cap:** ~ $25.5 Million
- **P/E** ~ 9.12



# Revenue by Client Group

## 81% Federal Government Contracts


% of Gross Revenue
14%
3%
5%
2%
76%
Defense
EPA
State&Local
Other Gov't
Commercial

# Recent Recognition of Versar's Success

- Listed on **Russell Microcap Index, 13 June 2008**
- Listed as:
    - **#54 on Fortune 500's (FSB500) LIST OF AMERICA'S FASTEST GROWING SMALL COMPANIES, 16 June, 2008**
    - **#19 on Engineering News Record's (ENR) TOP 40 PROGRAM MANAGEMENT FIRMS, 8 June, 2008**
    - **#49 on ENR's TOP 50 CONTRACTORS WORKING ABROAD, 19 May 2008**
- Versar's CEO was Finalist for :
    - **Ernst And Young ENTREPRENEUR OF THE YEAR, 9 May 2008**
    - **EXECUTIVE OF THE YEAR, 5th Annual Greater Washington Government Contract Awards, 10 October, 2007**

# Versar Business Sectors

**Program Management & Construction Services**

**Compliance and Environmental Programs**

**Professional Services**

**National Security**



# Program Management
# Recent Awards, Domestic

- Air Force, Sustainment/Restoration & Maintenance Contract (SATOC)AFCESA, $4.0B/5 years with 5 option years. Awarded first task, Robins AFB, JCV Joint Venture, $3.8 M .
- US Army Ft. Lee Maintenance Facility, V-Squared JV, $9.5M
- Walter Reed Hospital, sub to Court One (8A), $1.3M
- NSA @ Ft. Meade, sub to Meltech, $6.6M





# Program Management & Construction Services

## Recent Awards, International

- Air Force, AFCEE, Iraq Title II , $22M/1yr
- Air Force, AFCEE, Afghanistan Title II, $6M/1yr
- Joint Staff J-7, Iraq, Staff Augmentations: $1.05M/1 yr
- MNSTC-I (Iraq), $8M/1yr
- Army, US Army Corps of Engineers (USACE), Gulf Region

Division: $24M/1 yr







# Compliance and Environmental Programs
## Recent Awards

- NY State Energy Research and Development Administration, Energy Analysis, $2.5 M/3 yrs
- GSA Federal Supply Service Schedule for Energy Management Services, $10M/15yrs
- USACE Omaha District, Environmental Support Services, 9M/5yrs
- WMATA / MTA - Environmental transportation support, $2 M/yr
- NOAA - $1-2 million per year - Program Management in support of future mission requirements
- EPA - Various Awards - $2 million per year - Environmental Risk Assessments and Peer Reviews
- State of MD, USACE, NOAA - $3 million per year - Environmental assessments and management support to natural resources planning





VERSAR

Value Solutions Responsiveness

# National Security
## Recent Awards

- Biological Threat Reduction Contract (BTRC), Defense Threat Reduction Agency (DTRA): sub to Washington Group International, $10M/5 yrs
- MCOTEA (USMC): Versar sub to BAE, $5M/5 yr,
- Tethered Aerostat Radar System (TARS), UASAF/ACC, $4Million/5yrs.
- Various T&E projects in Personal Protective Equipment,$3M/1yr



# Professional Services

## Recent Awards

- USACE Mobile District: $30M, 5/yrs
  - US Army Reserve $2M/yr
  - Forts Bragg, Stewart and Gordon, $$4M/yr
- Ft. Lewis, DPW (USACE) $4M/yr, 2yrs.
- Omaha District (USACE), $1.5M/yr. 2yrs
- Norfolk District (USACE), $4M/yr
- NOAA, $1.0M/2yrs.


U.S. ARMY

# Continuing Transformation Initiatives

## Program Management Certifications

- **Trained and certified over 7% of our staff in Project Management using the internationally recognized Project Management Institute. An additional staff planned for certification in FY09.**
- **Versar benefits:**
  - Immediate capability to better compete for large programs
  - Excellent performance for our customers
  - Minimize project problems
  - Enhanced profitability for the Company





Proposed vs Actual Revenue
Proposed Revenue
Actual Revenue
Month

VERSAR

Value Solutions Responsiveness

# Financial Report and Analysis

*Mr. Larry Sinnott, CFO, COO*

# Fiscal Year 2008 Highlights

- Record Revenues of $115.6M, 13% > than FY07
- All operating business segments increased on both top and bottom line performance.
- Operating margins overall increased by 32%.
- EPS adjusted for the tax benefit received in FY07 increased by 29%
- Cash flow increased by $5.6M
- Balance sheet and financial ratios are very strong providing a solid platform for future growth.

# Consolidated Statement of Operations, for FY 2008

(in thousands)

| | YTD FY08 | YTD FY07 | CHG. | % |
|---|---|---|---|---|
| GROSS REVENUE | 115,602 | 102,726 | 12,876 | 13% |
| Purchased services | 68,507 | 62,750 | 5,757 | 9% |
| Direct costs of services | 33,307 | 29,154 | 4,153 | 14% |
| GROSS PROFIT | 13,788 | 10,822 | 2,966 | 27% |
| Selling, G&A | 8,297 | 6,669 | 1,628 | 24% |
| OPERATING INCOME | 5,491 | 4,153 | 1,338 | 32% |
| OTHER EXPENSE | | | | |
| Interest expense | -173 | -24 | -149 | 621% |
| Income taxes (benefit) | 2,273 | -1,105 | 3,378 | -306% |
| NET INCOME | 3,391 | 5,282 | -1,891 | -36% |
| Earnings per share – diluted | 0.36 | 0.62 | -0.26 | |
| Outstanding shares | 9331 | 8466 | 865 | |
| PROFORMA NET INCOME (adjusted to tax affect FY07 earnings @40%) | 3,391 | 2,328 | 1,063 | 46% |
| PROFORMA Earnings per share | 0.36 | 0.28 | 0.08 | 29% |

VERSAR

Value Solutions Responsiveness

# Business Operating Segment Analysis, FY08 vs FY07

(in thousands)

| Gross Revenues | FY 08 | FY07 | Change | % |
|---|---|---|---|---|
| Program Management | 68,896 | 58,765 | 10,131 | 17% |
| Compliance and Environmental Programs | 30,429 | 29,839 | 590 | 2% |
| Professional Services | 8,101 | 7,318 | 783 | 11% |
| National Security | 8,176 | 6,804 | 1,372 | 20% |
| Totals | 115,602 | 102,726 | 12,876 | 13% |

| Gross Profit | FY 08 | FY07 | Change | % |
|---|---|---|---|---|
| Program Management | 9,398 | 7,037 | 2,361 | 34% |
| Compliance and Environmental Programs | 2,390 | 2,313 | 77 | 3% |
| Professional Services | 1,290 | 1,257 | 33 | 3% |
| National Security | 710 | 215 | 495 | 230% |
| Totals | 13,788 | 10,822 | 2,966 | 27% |

# Versar, Inc., Consolidated Balance Sheet

(in thousands)

| ASSETS | FY 2008 | FY 2007 | Change | % |
|---|---|---|---|---|
| Current Assets | | | | |
| Cash and cash equivalents | 11,938 | 6,296 | 5,642 | 90% |
| Receivables, net | 21,596 | 22,507 | (911) | -4% |
| Other current assets | 2,095 | 3,357 | (1,262) | -38% |
| Total current assets | 35,629 | 32,160 | 3,469 | 11% |
| PPE | 2,152 | 2,306 | (154) | -7% |
| Other assets | 2,047 | 2,351 | (304) | -13% |
| Total assets | 39,828 | 36,817 | 3,011 | 8% |
| LIABILITIES AND STOCKHOLDERS' EQUITY | | | | |
| Current liabilities | 13,358 | 15,984 | (2,626) | -16% |
| Long term liabilities | 1,417 | 1,411 | 6 | 0% |
| Total liabilities | 14,775 | 17,395 | (2,620) | -15% |
| Stockholders' equity | 25,053 | 19,422 | 5,631 | 29% |
| Total liabilities and stockholders' equity | 39,828 | 36,817 | 3,011 | 8% |
| Current ratio | 2.7 | 2.0 | 0.7 | |
| Debt / equity ratio | 0.6 | 0.9 | (0.3) | |
| Tangible net worth | 24,277 | 18,646 | 5,631 | |
| Days receivables outstanding | 68 | 80 | (12) | |

# First Quarter FY09 Highlights

- Gross Revenues were $25M, 13% lower than FY08 – due to lower construction and municipal aquatic work.
- Unfortunately with the credit crisis our investment with FISCO in marketable securities was impacted as UBS required immediate coverage of all of calls and puts rather than allowing FISCO to dispose of the securities in an orderly course of business. This resulted in a loss of $352K during the quarter and we will be pursuing recovery from UBS.
- Earnings per share for the first quarter was $0.06 per share compared to $0.11 for the first quarter of the previous fiscal year.
- New Orders exceeded $71M for the first quarter. Included $22M of new construction work.
- Funded Backlog at Record Levels exceeded $110M.

# Consolidated Statement of Operations, First Quarter, FY 2009

(in thousands)

| | Q1 FY09 | Q1 FY08 | CHG. | % |
|---|---|---|---|---|
| GROSS REVENUE | 24,998 | 28,882 | -3,884 | -13% |
| Purchased services | 13,549 | 18,171 | -4,622 | -25% |
| Direct costs of services | 8,271 | 7,212 | 1,059 | 15% |
| GROSS PROFIT | 3,178 | 3,499 | -321 | -9% |
| Selling, G&A | 2,036 | 1,776 | 260 | 15% |
| OPERATING INCOME | 1,142 | 1,723 | -581 | -34% |
| OTHER EXPENSE | | | | |
| Loss on marketable securities | 352 | 0 | 352 | - |
| Interest expense | -55 | -64 | 9 | -14% |
| Income taxes | 320 | 770 | -450 | -58% |
| NET INCOME | 525 | 1,017 | -492 | -48% |
| Earnings per share - diluted | 0.06 | 0.11 | -0.05 | |
| Outstanding shares | 9198 | 9268 | | |

# Business Operating Segment Analysis, First Quarter, FY09 vs FY08

(in thousands)

| Gross Revenues | FY 09 | FY08 | Change | % |
|---|---|---|---|---|
| Program Management | 15,650 | 17,263 | (1,613) | -9% |
| Compliance and Environmental Programs | 4,760 | 8,226 | (3,466) | -42% |
| Professional Services | 2,178 | 1,455 | 723 | 50% |
| National Security | 2,410 | 1,938 | 472 | 24% |
| Totals | 24,998 | 28,882 | (3,884) | -13% |

| Gross Profit | FY 09 | FY08 | Change | % |
|---|---|---|---|---|
| Program Management | 2,313 | 2,282 | 31 | 1% |
| Compliance and Environmental Programs | 226 | 680 | (454) | -67% |
| Professional Services | 421 | 248 | 173 | 70% |
| National Security | 218 | 289 | (71) | -25% |
| Totals | 3,178 | 3,499 | (321) | -9% |

# Funded Contract Backlog, First Quarter, FY09

(in thousands)

| | 6/27/08 Beginning Backlog | FY09 N.O.'s | Less FY09 Rev. | 9/26/08 Ending Backlog |
|---|---|---|---|---|
| Compliance and Env. Programs | 13,475 | 9,717 | 4,760 | 18,432 |
| Program Management | 42,513 | 52,917 | 15,650 | 79,780 |
| Professional Services | 4,454 | 4,032 | 2,178 | 6,308 |
| Defense | 4,306 | 4,423 | 2,410 | 6,319 |
| Pretax Income | 64,748 | 71,089 | 24,998 | 110,839 |

# Versar Summary

- Versar's Business fundamentals are very Solid
- Strong Profitability, Growth, and Future Business Outlook
- Funded Contract Backlog at Record High over $110M
- Significant New Awards
- No Debt/Cash on Hand, (good position during the current economic situation)
- Successfully transformed to a "Project Management" Company



# Where Are We Going?…

Versar Will Continue to Focus on Providing High Quality **Program Management Services** for Government and Commercial Clients Worldwide.

Versar will become a leader in the "Green" Market.

Versar's Differentiator Is Our special Expertise in **Infrastructure Management** Coupled with a Worldwide Reputation in the Management of Toxic and Hazardous Materials.



# Backup slides

- Group Descriptions

# Program Management

**Professionally Managing Facilities Construction Projects For:**

- Military Services
- Security Agencies
- Commercial Clients

**International Expansion***

- Construction Oversight, Iraq and Afghanistan
- Personnel Services, Iraq
- US Secure Facility, Iraq
- Commercial Facility, UAE







* Performed as VIAP, a wholly owned subsidiary of Versar Inc.

# Compliance and Environmental Programs

## Engineering Expertise In:

- Energy Alternatives
- Carbon Footprints and Credits
- Remediation and Restoration
- Cultural and Natural Resources
- Risk Assessments
- Sustainability



# National Security

## Homeland Security

- Vulnerability Assessments
- Laboratory Services*
- Facility Decontamination

## Systems Engineering

- Personal Protection Products
- Heat Stress Management
- Japanese Chemical Demilitarization



**Operates Laboratory In Support Of The International Chemical Warfare Treaty*

# Professional Services

- Providing Professional Staff to Government and Commercial Clients

- Approximately 20% Of Versar's Professionals Are Employed in Clients' Facilities





**Project Offices**

Aberdeen PG, MD
CREO, Kansas City, MO
Defense Supply Center, VA
Dugway PG, UT
Ft. AP Hill, VA
Ft. Lee, VA
Ft. Eustis, VA
Ft. Monroe, VA
Ft. Pickett, VA
Ft. Stewart, GA
Ft. Lewis, WA
Ft. McPherson, GA
Ft. Gordon, GA
Ft. Dix, NJ
Ft. Sheridan, IL
Ft. Knox, KY
Front Royal, VA
Hickam AFB, HI
Nellis AFB, NV
Norfolk, VA
Pentagon, Wash. D.C.